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                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended November 2, 2002 of Big Lots, Inc. (the "Issuer"). I, Jeffrey
G. Naylor, Chief Financial Officer of Issuer, certify that:

(i)   the Form 10-Q fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated: December 16, 2002                           /s/ Jeffrey G. Naylor
                                                   _____________________________
                                                   Jeffrey G. Naylor